UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 18, 2025, (July 18, 2025)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13/F., SPA Centre, 53-55 Lockhart Road, Wan Chai, Hong Kong
(Address of Principal Executive Offices) (Zip Code)

852-6775 2628

(Registrant's telephone number, including area code)

_____________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 1, 2025, GreenGrowth CPAs (“GG”) was dismissed as independent auditor of Network CN Inc. (“the Company”), effective immediately which had been engaged on October 26, 2023. Because of the dismissal, GG had not issued audit report on the financial statements of the Company with regard to fiscal year 2024.

During the Company’s most recent fiscal year as of December 31, 2024 and through July 1, 2025, there were disagreements with GG regarding the sufficiency of audit documentation support., There were: (i) no other disagreements between the Company and GG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GG, would have caused GG to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events of the type set forth in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The issue has not been resolved to GG’s satisfaction prior to its dismissal. The Company’s management has discussed the subject matter of the disagreement described above with GG. The Company has authorized GG to respond fully to the inquiries of a successor independent registered public accounting firm related to the disagreement described above.

The Company has provided GG a copy of this disclosure and has requested that GG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GG agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K. and, if not, stating the respect in which it does not agree.

Engagement of New Independent Registered Public Accounting Firm

Concurrently with GG’s departure as the Company’s independent auditor, on July 18, 2025, the Board of Directors of the Company approved the appointment of Aloba, Awomolo & Partners (“AAP”) as the Company’s independent auditor, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023 and through AAP’s appointment on July 18, 2025, neither the Company nor anyone acting on its behalf consult AAP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and AAP did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement or any reportable events as defined and set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2025

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung
Chief Executive Officer